FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 19, 2004



                                   VoIP, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)







         Texas                         0-28985                    75-2785941
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)








         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
      --------------------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (954) 434-2000
                         ------------------------------
              (Registrant's telephone number, including area code)


                          Millennia Tea Masters, Inc.
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD disclosures

         On April 19, 2004, VoIP, Inc., (formerly known as Millennia Tea Masters, Inc.) (the "Company") issued a press release announcing that it has signed a Letter of Intent to acquire Apex Sight, LLC., a California based WiFi technology company which will become a wholly owned subsidiary of VoIP, Inc.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed", with the SEC. The information in this current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c) Press Release of VoIP, Inc. dated April 19, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 19, 2004                 VoIP, Inc.
                                        (Registrant)

                                        By: /s/  Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit #

99.1               Press Release of VoIP, Inc. dated April 19, 2004